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                                                                   EXHIBIT 23(2)


                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS


     As independent public accountants, we hereby consent to the use of our report dated May 14, 1996 included in the Company's Annual Report on Form 10-KSB for the year ended March 31, 1997 into this Registration Statement on Form S-3.


                                         /s/ LUND KOEHLER COX & COMPANY, PLLP


Minneapolis, Minnesota
August 26, 1997